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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):          June 15, 1999
                                                  -----------------------------


                           Redwood Broadcasting, Inc.
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             (Exact name of registrant as specified in its charter)


    Colorado                   33-80321                         84-0928022
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(State or other             (Commission File                  (IRS Employer
jurisdiction of                 Number)                     Identification No.)
incorporation)


6991 East Camelback Road, Suite D-103, Scottsdale, Arizona        85251
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (602) 425-0099
                                                   ------------------

                                       N/A
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         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.

         On June 15, 1999, Redwood Broadcasting, Inc., a Colorado corporation ("Redwood"), sold 267,522 shares of its Series B Convertible Preferred Stock, par value $.04 per share, at a purchase price of $5.85 per share pursuant to a Stock Purchase Agreement entered into as of May 25, 1999 between Redwood and the parties listed on Exhibit A thereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      List of Exhibits:

                  4. Stock Purchase Agreement made as of May 25, 1999 between Redwood Broadcasting, Inc., a Colorado corporation, and the parties listed on Exhibit A thereto.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               REDWOOD BROADCASTING, INC.

Date: June 28, 1999                            By:/s/ Ron Conquest
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                                                      Ron Conquest
                                                      President






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                                INDEX TO EXHIBITS



EXHIBIT NUMBER                 DESCRIPTION
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4.                             Stock Purchase Agreement made as of May 25, 1999
                               between Redwood Broadcasting, Inc., a Colorado corporation, and the parties listed on Exhibit A thereto.